Exhibit 10.1.5.7
AMENDMENT TO THE
CONSOLIDATED EDISON THRIFT SAVINGS PLAN

Whereas, the Board of Directors and the Board of Trustees have the authority to amend in whole or in part any or all of the provisions of the Consolidated Edison Thrift Savings Plan (the “Thrift Savings Plan”); and

Whereas, pursuant Section 10.02 Authority of the Plan Administrator, the Vice President – Human Resources (an “Authorized Officer”) is authorized to execute the specified amendments to the Thrift Savings Plan in such form as the Authorized Officer may approve, her execution to be evidence conclusively of her approval thereof.

Now, therefore, the Thrift Savings Plan is amended as set forth below:

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Amendment Number 20
The Title Page to the Thrift Savings Plan is amended by adding at the end of the Amendment List the following:
•Amended, effective January 1, 2022, to eliminate the option to invest Employer Matching Contributions in the Company Stock Fund.
•Amended, effective January 1, 2022, to take into account changes made by the 2021-2025 Collective Bargaining Agreement between CECONY and Local Union 3 of the International Brotherhood of Electrical Workers, AFL-CIO.
•Amended, effective January 1, 2022, to eliminate the limit on the amount of an Annual Variable Pay Award that will be taken into account when calculating a Participant’s benefit or Compensation Credits.
Amendment Number 21
The Introduction is amended, to add to the end of that Section:
The Thrift Savings Plan, in accordance with the 2021-2025 Collective Bargaining Agreement between CECONY and Local Union 3 of the International Brotherhood of Electrical Workers, AFL-CIO and Consolidated Edison Company of New York, Inc., is amended for each CECONY Weekly Employee who is a member of Local 3 as follows:
i.effective January 1, 2022, to reflect new Weekly and Annual Maximum Employer Matching Contributions for employees covered under the Final Average Pay Formula in the Retirement Plan
ii.effective January 1, 2022, to reflect new Weekly and Annual Maximum Employer Matching Contribution for employees covered Under the Cash Balance Pension Formula in the Retirement Plan or the Defined Contribution Pension Formula in this Plan

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iii.effective July 1, 2022, to reflect an increase in the contribution rate for each employee automatically enrolled to three (3) percent of straight-time pay
iv.effective January 1, 2022, to reflect that the contribution rate for all new hires will be three (3) percent of straight-time pay
v.effective July 1, 2022, to reflect an increase in the automatic escalation feature to fifteen (15) percent
Amendment Number 22
Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (h), New Rule for Local 3 – January 1, 2018, is amended effective January 1, 2022, by adding a new subsection (iv) to reflect new Weekly and Annual Maximum Employer Matching Contributions for Local 3 Employees Covered Under the Final Average Pay Formula in the Retirement Plan as follows:
(iv) Effective January 1, 2022, and each January 1st thereafter, the Weekly and Annual Maximum Employer Matching Contributions will be as follows:

Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution
January 1, 2022	$31.73	$1,650
January 1, 2023	$32.69	$1,700
January 1, 2024	$33.65	$1,750
January 1, 2025	$34.62	$1,800

Amendment Number 23
Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (i)(i), shall be amended by adding the following sentence:

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Effective January 1, 2022, for each Local 3 Employee covered under the Cash Balance Pension Formula in the Retirement Plan, the Employer Matching Contribution for each week will be eighty-five
(85) percent of the first six (6) percent of his or her Compensation contributed for the payroll period.
Amendment Number 24
Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (j), is amended effective January 1, 2022, by adding a new subsection (j)(i) to reflect new Weekly and Annual Maximum Employer Matching Contributions for Local 3 Employees Covered Under the Cash Balance Pension Formula in the Retirement Plan as follows:
(i) Effective January 1, 2022, and each January 1st thereafter, the Weekly and Annual Maximum Employer Matching Contributions will be as follows:

Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution
January 1, 2022	$55.77	$2,900
January 1, 2023	$59.62	$3,100
January 1, 2024	$62.50	$3,250
January 1, 2025	$64.42	$3,350

Amendment Number 25
Article III, Contributions, Section 3.05, Employer Matching Contributions - Participating Contributions Eligible for Employer Matching Contributions, subsection (l), is amended effective January 1, 2022, by adding a new subsection (l)(i) to reflect new Weekly and Annual Maximum Employer Matching Contributions for Local 3 Employees Covered Under the Defined Contribution Pension Formula as follows:

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(i) Effective January 1, 2022, and each January 1st thereafter, the Weekly and Annual Maximum Employer Matching Contributions will be as follows:

Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution
January 1, 2022	$67.31	$3,500
January 1, 2023	$70.19	$3,650
January 1, 2024	$73.08	$3,800
January 1, 2025	$75.96	$3,950

Amendment Number 26
Article III, Contributions, Section 3.11, Employer Matching Contributions to ESOP, is amended effective January 1, 2022, to be renamed Employer Matching Contributions and to add the following to the end thereof:
Effective January 1, 2022, Employer Matching Contributions made on behalf of an ESOP Participant will no longer be contributed to the ESOP. Effective January 1, 2022, all Employer Matching Contributions will be contributed to the Plan and will be allocated to each Participant’s Employer Matching Contributions Subaccount.
Amendment Number 27
Article III, Contributions, Section 3.16, Auto Enrollment Feature – For Local 3, subsection (a)(iii), Auto Enrollment Feature For a Local 3 Employee hired on or after January 1, 2018, is amended effective January 1, 2022, by adding at the end of that Subsection, the following sentence:
Effective July 1, 2022, the contribution rate for such Local 3 Employee will be set to equal three (3) percent of his or her straight- time pay.

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Amendment Number 28
Article III, Contributions, Section 3.16, Auto Enrollment Feature – For Local 3, subsection (a), Auto Enrollment Feature For a Local 3 Employee hired on or after January 1, 2018, is amended effective July 1, 2022, by adding the following new subsection (v) to the end:
(v) The contribution rate for each Local 3 Employee automatically enrolled after January 1, 2022 in accordance with Section 3.16(a)(i) above will be set to equal three (3) percent of his or her straight-time pay.
Amendment Number 29
Article III, Contributions, Section 3.17, Auto Escalation Feature – For Local 3, subsection (b), Auto Escalation Feature, Effective July 2019, for Each Local 3 Employee Contributing Less Than 10%, is amended effective July 1, 2020, by adding the following new subsection (iv) to the end:
(iv) Effective July 1, 2022, the automatic escalation feature for Local 3 Employees will increase to fifteen (15) percent. Effective with the first payroll period in July of 2022, and in each July thereafter, the contribution rate for each Local 3 Employee who has not opted out of the Auto Escalation Feature and is contributing less than fifteen
(15) percent to the Thrift Savings Plan will be automatically increased by one (1) percentage point, until the Local 3 Employee’s rate reaches fifteen (15) percent.
Amendment Number 30
Article IV, Investment Elections – Timing and Frequency, Section 4.01, Employer Matching Contributions Elections, is amended by adding, as the second to last sentence of the first paragraph, and by restating the last sentence of that paragraph as follows :
Effective January 1, 2022, Employer Matching Contributions shall no longer be permitted to be invested in the Company Stock Fund. Any Participant investment election shall be made in such manner and on

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such conditions as may be prescribed by the Plan Administrator. After January 1, 2022, any future contributions that would have been invested in the Company Stock Fund shall be invested instead in the QDIA, unless otherwise directed by the Participant, in accordance with the Participant’s investment elections.
Amendment Number 31
Article V, The Trust Fund – Investments, Section 5.04, Company Stock Fund, is amended, effective January 1, 2022, by adding a new subsection (b) as follows:
Effective January 1, 2022, a Participant will no longer be permitted to invest some, all, or any part of his or her Employer Matching Contributions in the Company Stock Fund.
Amendment Number 32
Article XIV, Employee Stock Ownership Plan, Section 14.01, Purpose – Separate Entity, shall be amended by adding at the end of the Subsection, the following sentence:
Effective January 1, 2022, a Participant will no longer be permitted to transfer assets from any other Investment Fund in their Thrift Savings Accounts within the Trust Fund, into their ESOP Subaccounts.
Amendment Number 33
Article XIV, Employee Stock Ownership Plan, Section 14.01, Purpose – Separate Entity, shall be amended by adding a new subsection (d) as follows:
Effective January 1, 2022, a Participant will no longer be permitted to invest some, all, or any part of his or her Employer Matching Contributions in the Company Stock Fund.
Amendment Number 34
Article XV, Defined Contribution Pension Formula, Section 15.01, Definitions Applicable to the Defined Contribution Pension Formula,

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Subsection 15.01(a) Annual Variable Pay Award, is amended, by adding at the end of the Subsection, the following sentence:

Effective January 1, 2022, the percentage limitations on the amount of any Annual Variable Pay Award to be counted for a Management DCPF Participant and a CEB Officer who is a Management DCPF Participant will no longer apply.

Amendment Number 35
Article XV, Defined Contribution Pension Formula, Section 15.13, Defined Contribution Pension Formula, subsection 15.13(a), is clarified by replacing “3% of Basic Straight Time Compensation earned in the quarter” with “3% of Basic Straight Time Compensation earned each payroll period”.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on this 28 day of December 2021.

/s/Nancy Shannon
Nancy Shannon
Vice President of Human Resources of Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Thrift Savings Plan

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